Exhibit 99.1

EXECUTION COPY

THIRD AMENDMENT dated as of July 30, 2015 (this “Amendment”), to the Credit Agreement dated as of March 27, 2012, as amended on September 24, 2012 and further amended on March 2, 2015 (as heretofore amended, extended or otherwise modified, the “Credit Agreement”), among AETNA INC., a Pennsylvania corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent.

A.      Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.       The Borrower and the Lenders desire to make certain modifications to the Credit Agreement as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Borrower and the Lenders party hereto agree that, immediately following the effectiveness of this Amendment on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) Section 1.01 shall be amended by adding the following new definitions in the appropriate alphabetical order:

“Acquired Company” means Humana Inc., a Delaware corporation.

“Merger” means the merger of Merger Subsidiary I with and into the Acquired Company in accordance with the General Corporation Law of the State of Delaware, whereupon the separate existence of Merger Subsidiary I shall cease and the Acquired Company shall be the surviving corporation.

“Merger Agreement” means the Agreement and Plan of Merger dated as of July 2, 2015, among the Borrower, Merger Subsidiary I, Merger Subsidiary II and the Acquired Company, together with all schedules, exhibits and disclosure letters related thereto.  References herein to the Merger Agreement shall be deemed, except as otherwise provided herein, to mean the Merger Agreement as amended from time to time as permitted hereunder.

“Merger Closing Date” means the date the Merger is consummated.

“Merger Subsidiary I” means Echo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower.

“Merger Subsidiary II” means Echo Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Borrower.

(b) The definition of “Total Debt” in Section 1.01 shall be deleted and replaced with the following:

“Total Debt” means, as of any date, the aggregate principal amount of Indebtedness of the Borrower and its Consolidated Subsidiaries as of such date (whether or not such Indebtedness would be reflected on a consolidated balance sheet prepared as of such date in accordance with GAAP), determined on a consolidated basis; provided that prior to the Merger Closing Date, Total Debt shall exclude the amount of any Indebtedness issued or incurred by the Borrower and/or any of its Consolidated Subsidiaries to finance the Merger, the other financing transactions related to the Merger and/or the payment of fees and expenses incurred in connection therewith so long as either (A) the net proceeds of such Indebtedness are set aside to finance the Merger, the other financing transactions related to the Merger and/or the payment of fees and expenses incurred in connection therewith or (B) such Indebtedness is subject to mandatory redemption in the event that the Merger Agreement is terminated or expires.

(c) Section 2.07(d) shall be deleted and replaced with the following (and corresponding changes shall be made to the form of Exhibit A):

Any Lender may request in writing that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender in the form of Exhibit A. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section Error! Reference source not found.) be represented by one or more Notes in such form payable to the payee named therein.

(d) Section 4.09 shall be amended by adding to the end thereof the following proviso:

; provided still further that, at any time that the representations set forth in this Section 4.09 are made on or prior to the Merger Closing Date, with respect to any such information relating to the Acquired Company and its subsidiaries (and its and their respective businesses) such representations are made to the best of the Borrower’s knowledge.

(e) The definition of “Taxes” in Section 8.04(a) shall be deleted and replaced with the following:

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Lender, in which its Applicable Lending Office is located, (ii) in the case of each Lender, any United States Federal withholding tax imposed on such payments but only to the extent that such Lender is subject to United States Federal withholding tax at the time such Lender first becomes a party to this Agreement (except to the extent that, pursuant to this Section 8.04, amounts with respect to such Taxes were payable to such Lender's assignor immediately before such Lender became a party hereto) and (iii) any tax imposed under FATCA.

(f) The definition of “Other Taxes” in Section 8.04(a) shall be deleted and replaced with the following:

“Other Taxes” means any present or future stamp or documentary taxes and any intangible, recording or filing taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

(g) Section 8.04(e) shall be deleted and replaced with the following:

Each Lender that is not a “United States Person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, shall provide the Borrower and the Agent with (as applicable) (i) two Internal Revenue Service (“IRS”) forms W-8 BEN or W-8 BEN-E or any successor form prescribed by the IRS, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Lender from United States Federal withholding tax or reduces the rate of withholding tax on payments of interest and eliminates withholding tax on any fees, (ii) two IRS forms W-8ECI or any successor form prescribed by the IRS, certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (iii) in the case of such a Lender that is not the beneficial owner of an interest in the Loans, two IRS forms W-8IMY or any successor form prescribed by the IRS, accompanied by, from each beneficial owner (as applicable), two IRS forms W-8ECI, W-8BEN, W-8BEN-E or W-9 (or, as applicable, any successor form prescribed by the IRS). Each Lender that is a “United States Person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, shall provide the Borrower and the Agent with two IRS forms W-9 or any successor form prescribed by the IRS, certifying that such Lender is exempt from United States Federal backup withholding. Each Lender undertakes to deliver to each of the Borrower and the Agent (A) a replacement form (or successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and (B) such amendments thereto or extensions or renewals thereof as may reasonably be required (but only so long as such Lender remains lawfully able to do so).

SECTION 2. Increase in Commitments. The Borrower and the Lenders party hereto agree that, immediately following the effectiveness of this Section 2 on the Increase Effective Date (as defined below), the total Commitments shall be increased to $3,000,000,000 and Schedule 2.01 to the Credit Agreement shall be deleted and replaced with the new Schedule 2.01 that is attached hereto. The Required Lenders acknowledge and agree that the increase of Commitments effected by this Section 2 shall not affect the availability of the increases in Commitments permitted in accordance with Section 2.10 of the Credit Agreement.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agent that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (b) on each of the Amendment Effective Date and the Increase Effective Date, and after giving effect to this Amendment and the transactions contemplated hereby to occur on such date, (i) the representations and warranties set forth in the Credit Agreement, as amended herein, will be true and correct in all material respects as though made on and as of the Amendment Effective Date and the Increase Effective Date, as applicable, other than representations and warranties which are given as of a particular date, which representations and warranties will be true and correct as of that date and (ii) no Default will have occurred and be continuing; provided, however, that solely for purposes of this Section 3, (A) the date in Section 4.04(b) of the Credit Agreement shall be deemed to be December 31 of the year for which the Borrower shall most recently have filed an Annual Report on Form 10-K with the Securities and Exchange Commission prior to the date of this Agreement (the “Request Date”) and (B) clause (b) of the definition of “Disclosure Documents” shall be deemed to refer to the Borrower’s most recently filed Annual Report on Form 10-K prior to the Request Date and to the Borrower’s Quarterly Reports on Form 10-Q filed for all the quarterly periods, if any, beginning on or after the end of the annual period covered by said Annual Report and ending on or before the Request Date, and clause (c) of such definition shall be deemed to refer to the Borrower’s Current Reports on Form 8-K, if any, filed or furnished prior to the Request Date.

SECTION 4. Conditions. (x) Section 1 of this Amendment shall become effective as of the first date on which each of the following conditions is satisfied (the “Amendment Effective Date”):

(a) the Agent shall have received from each of the Borrower, the Agent and each Lender party hereto (including each Lender whose Commitment is to be increased on the Increase Effective Date) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment;

(b) the Agent shall have received a certificate signed by the Chief Financial Officer or the Vice President, Finance of the Borrower, dated the Amendment Effective Date, to the effect that (i) no Default has occurred and is continuing as of the Amendment Effective Date and (ii) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement (as amended hereby and adjusted as provided in Section 3 above) are true in all material respects on, and as of, the Amendment Effective Date;

(c) The Borrower shall have paid all fees payable by it in connection with this Amendment; and

(d) the Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 5 hereof.

(y) Section 2 of this Amendment shall become effective as of the first date on which each of the following conditions is satisfied (the “Increase Effective Date”):

(a) the Amendment Effective Date shall have occurred;

(b) the Merger Closing Date shall have occurred;

(c) the Agent shall have received customary evidence that the commitments under the Second Amended and Restated Credit Agreement, dated as of July 9, 2013, among Humana Inc., the lenders parties thereto and JPMorgan Chase Bank, N.A., as Agent and CAF Loan Agent (as amended, restated, supplemented or otherwise modified on or prior to the Closing Date) have been terminated and that all accrued amounts thereunder have been paid;

(d) the Agent shall have received such documents and certificates as the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and validity of this Amendment, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent;

(e) the Agent shall have received a certificate signed by the Chief Financial Officer or the Vice President, Finance of the Borrower, dated the Increase Effective Date, to the effect that (i) no Default has occurred and is continuing as of the Increase Effective Date and (ii) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement (as amended hereby and adjusted as provided in Section 3 above) are true in all material respects on, and as of, the Increase Effective Date;

(f) the Agent shall have received the written opinions (addressed to the Agent and the Lenders and dated the Increase Effective Date) of each of (i) William C. Baskin III, Esq., counsel to the Borrower, (ii) Davis Polk &Wardwell LLP, special counsel to the Borrower and (iii) Drinker Biddle & Reath LLP, Pennsylvania counsel to the Borrower, in each case given upon the Borrower’s express instructions substantially in the forms of Exhibits E-1, E-2 and E-3, respectively, to the Credit Agreement; and

(g) the Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 5 hereof.

The Agent shall promptly notify the Borrower and the Lenders of each of the Amendment Effective Date and the Increase Effective Date, and each such notice shall be conclusive and binding on all parties hereto.

SECTION 5. Expenses. The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Shearman & Sterling LLP, in each case to the extent invoiced.

SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Borrower, the Agent, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 11. References. The Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean the Credit Agreement as amended hereby.

SECTION 12. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AETNA INC.,

by
/s/ David Buda
Name: David Buda
Title: Vice President, Finance and Treasurer

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as Agent

by
/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT TO AETNA INC. CREDIT AGREEMENT

Name of Lender: CITIBANK, N.A.

by
/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: BANK OF AMERICA, N.A.

by
/s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: JPMORGAN CHASE BANK, N.A.

by
/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by
/s/ Michael West
Name: Michael West
Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION

by
/s/ Beth McGinnis
Name: Beth McGinnis
Title: Managing Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: BARCLAYS BANK PLC

by
/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: GOLDMAN SACHS BANK USA

by
/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: MIZUHO BANK, LTD.

by
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Signature Page to Third Amendment]

Name of Lender: Morgan Stanley Bank, N.A.

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: SUNTRUST BANK

by
/s/ Ben Cumming
Name: Ben Cumming
Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by
/s/ Oscar D. Cortez
Name: O. Cortez
Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: UBS AG, STAMFORD BRANCH

by
/s/ Darlene Arias
Name: Darlene Arias
Title: Director

by
/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: PNC BANK, N.A.

by
/s/ Morey Wade
Name: Morey Wade
Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: FIFTH THIRD BANK

by
/s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: HSBC BANK USA, NATIONAL ASSOCIATION

by
/s/ Jody Feldman
Name: Jody Feldman
Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: THE BANK OF NEW YORK MELLON

by
/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: UMB BANK, N.A.

by
/s/ Cory Miller
Name: Cory Miller
Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: WEBSTER BANK, NATIONAL ASSOCIATION

by
/s/ Carol Carver
Name: Carol Carver
Title: Senior Vice President

[Signature Page to Third Amendment]

SCHEDULE 2.01

Commitments

Name of Lender	Commitment
Citibank, N.A.	$310,000,000.00
Bank of America, N.A.	$310,000,000.00
JPMorgan Chase Bank, N.A.	$310,000,000.00
U.S. Bank National Association	$225,000,000.00
Wells Fargo Bank, National Association	$225,000,000.00
Barclays Bank PLC	$135,000,000.00
Credit Suisse AG, Cayman Islands Branch	$135,000,000.00
Goldman Sachs Bank USA	$135,000,000.00
Mizuho Bank, Ltd.	$135,000,000.00
Morgan Stanley Bank, N.A.	$135,000,000.00
SunTrust Bank	$135,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$135,000,000.00
UBS AG, Stamford Branch	$135,000,000.00
PNC Bank, N.A.	$115,000,000.00
Fifth Third Bank	$100,000,000.00
HSBC Bank USA, National Association	$100,000,000.00
The Bank of New York Mellon	$100,000,000.00
UMB Bank, n.a.	$75,000,000.00
Webster Bank National Association	$50,000,000.00
TOTAL	$3,000,000,000.00